Income Taxes - Schedule of Deferred Tax Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Deferred tax assets
Net operating loss carryforward	$ 4,238	$ 2,631
Interest expense	1,912	987
Start-up cost	0	638
Outside basis difference on investment in LGM Enterprises, LLC	(579)	9,660
Warrant liability	811	443
Other, net	1,127	(139)
Total deferred tax assets	7,509	14,220
Valuation allowance	(7,509)	(14,220)
Net deferred tax assets	$ 0	$ 0